FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 5, 1996

Commission File Number      1-11681


                                 FOOTSTAR, INC.
             (Exact Name of registrant as specified in its charter)


          Delaware                                   22-3439443
(State or other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)


                933 MacArthur Boulevard, Mahwah, New Jersey 07430
               (Address of principal executive offices) (Zip Code)

                                 (201) 934-2000
              (Registrant's telephone number, including area code)


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Item 7 - Exhibits

99 Press release dated December 9, 1996 announcing Board of Directors approval for a change in fiscal year end.


Item 8 - Change in Fiscal Year

The Board of Directors of Footstar, Inc. approved on December 5, 1996 a change to a fiscal year ending on the Saturday closest to December 31 from a calendar year. Fiscal 1996 will end on December 28, 1996 and be reported on the 1996 Form 10-K. Fiscal 1997 will end on January 3, 1998. The impact on the current year of three fewer days of operation is immaterial.

As of November 30, 1996, Footstar operated 467 Footaction stores which sell branded athletic footwear and apparel, and 2,554 Meldisco leased footwear departments.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FOOTSTAR, INC.
                                  (REGISTRANT)

                             /S/ CARLOS E. ALBERINI
                             ----------------------
                               Carlos E. Alberini
                            Senior Vice President and
                             Chief Financial Officer


Date:  December 13, 1996